================================================================================



                              Avalon Capital, Inc.


                                 ANNUAL REPORT


                                August 31, 2001





================================================================================

Avalon Capital, Inc. (the "Fund"), is a non-diversified closed-end investment company whose primary investment objective is to provide investors with long-term capital appreciation by investing in a portfolio of securities that possess fundamental investment value and may be purchased at a reasonable cost. To this end, the Fund applies the following investment principles:

     - View each investment as a business

     - Think independently

     - Emphasize high returns

     - Look for sustained business excellence

     - Focus on businesses that consider shareholder interests

     - Seek to pay a reasonable price

     - Invest for the long term

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
Avalon Capital, Inc. features a Dividend Reinvestment and Cash Purchase Plan (the "Plan"), which allows shareholders to acquire additional shares directly from the Fund by automatically reinvesting dividends or making additional investments as often as each month. An Automatic Cash Investment feature allows investors to set up direct investments from a bank account on a regular monthly or quarterly basis. A more detailed description of the Plan appears on page 13 of this report and in the Fund's prospectus.

REPURCHASE OF SHARES
Avalon Capital, Inc. trades on the NASDAQ Bulletin Board, under the ticker symbol "MIST." To provide additional shareholder liquidity, each February the Fund offers to repurchase between 5 percent and 25 percent of its outstanding shares at the then-current net asset value. Before each repurchase offer, the Fund will establish a deadline for receiving repurchase requests no more than 14 days before the repurchase pricing date, which shall be the last business day of February. No less than 21 days and no more than 42 days before the repurchase request deadline, the Fund will give notice of the repurchase offer, including the repurchase request deadline, to each shareholder of record.

The Fund has also been authorized by its Board of Directors, in accordance with
Section 23(c) of the Investment Company Act of 1940, to repurchase its shares in the market from time to time as and when it is deemed advisable by the Fund.* Such purchases will be made at a price not above the market value or the net asset value, whichever is lower, at the time of such purchase. If such purchases are made at prices below net asset value, they will increase the net asset value of the remaining outstanding shares. Shares repurchased by the Fund are retired.

For additional information about Avalon Capital, Inc. or any of the above programs, please call American Data Services at (631) 470-2600.




* Meeting of the Board of Directors, October 18, 1996.

AVALON CAPITAL, INC.
================================================================================


--------------------------------------------------------------------------------
ANNUAL REPORT                                                 October 19, 2001
--------------------------------------------------------------------------------

     We are shocked and saddened by the September 11 terrorist attacks on the World Trade Center, the Pentagon, and the plane that crashed in Pennsylvania. Having worked in Washington, including economic consulting assignments in the Pentagon, and in the Wall Street area for 16 years, these events certainly hit home for me. Miraculously, our friends in Washington and the many people we work with in downtown New York, including a bank and several brokerage firms in the World Trade Center towers and complex, are all safe and accounted for. Moreover, our vendors who were affected by the attacks did a superb job implementing their disaster recovery plans under extremely difficult conditions.


Dear Shareholders,

For the fiscal year ended August 31, 2001, Net Asset Value (NAV) fell somewhat, from $17.21 to $15.90. With the dividend paid this year of $0.65, the Fund's total return for the fiscal year (based on NAV) was -4.36% compared to -24.39% for the S&P 500.

At the Fund's annual redemption on February 28, 2001, 42,483 shares were redeemed. In addition, 20,170 shares were issued through the Dividend Reinvestment Plan and 323 shares were sold through the Cash Purchase Plan.



                      -----------------------------------


The recent terrorist attacks on the U.S. raised a question for investors that has long been an important part of our investment strategy -- what if the market closed for a significant period of time? Consider the following passage from my book, The Rational Investor, under Principle of Investing #3 -- Take a Long-Term
View:

     "Invest only in a company that you would feel comfortable holding if the market closed down

     On October 19, 1987, many investors discovered to their distress that they didn't really feel comfortable with the stocks they owned. Basically, they were violating this rule of investing. Instead of investing in long-term holdings, they were actually trading for short-term gains."

At the time this was published, in 1990, memories were fresh of concerns about the possibility of the markets closing during the October 1987 crash. Even before that time, the question posed above was not a strange one to ask. At the start of World War I, for example, the stock market dropped 35%, prompting authorities to close it for four months.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
SHAREHOLDER LETTER


================================================================================

Consequently, whenever we buy a common stock, one of the first questions we should ask ourselves is: would we be comfortable owning this security if the markets closed down for a period of weeks, months, or even years? This question forces us to think of ourselves as a long-term owner of a business. It also focuses us on the safety of the investment, since a lot of unforeseen events can happen during a time when there is no active market for your shares.

HIGH QUALITY ENSURES LOW RISK

As you know, our goal is to own the highest quality companies possible. A high-quality company, by our definition, is one that has some sort of economic competitive advantage that allows it to earn high rates of return for long periods of time. In addition, such high-quality businesses have another advantage -- they are the most likely of all businesses to withstand traumatic economic, social, and political events.

Berkshire Hathaway is a good example. Berkshire's insurance companies, especially General Re, incurred substantial losses from the terrorist attacks, now estimated at $2.2 billion. In addition, NetJets, a subsidiary that sells and manages timeshares of private aircraft, saw an initial dropoff in business. In fact, a recent Wall Street Journal article described how nearly all of Berkshire's more than 50 operating businesses were impacted in some way by these events.

Yet, after an initial decline, Berkshire's stock price is higher today than just after the attacks. And an influential Wall Street insurance analyst, Alice Schroeder, just raised her "recommend" rating on Berkshire to a "strong buy." What's going on?

Berkshire actually stands to gain enormously from the increase in insurance premiums caused by the attacks, already up as much as 100%. As one of the strongest reinsurers in the world, Berkshire also stands to increase market share as a preferred seller of policies. In addition, NetJets is seeing increased demand for its timeshares as travelers seek safer and more convenient alternatives to commercial flights. And finally, Berkshire's huge buying power, due to the liquidity it has accumulated in recent years, makes it likely to benefit from the currently depressed stock market.

THE OBVIOUS IS NOT ALWAYS EASY

As obvious as it may seem that you should focus on superbly-managed businesses with the best possible economics, most investors don't invest this way. Think about it. If you turn on CNBC, you hear which stocks were up or down today, and which group is likely to do well in the next few weeks or months. Brokers look for the next "hot" group of stocks. The business press focuses on short-term issues in an effort to sell newspapers and magazines. And mutual funds and institutional investors grade performance on a quarterly basis, which emphasizes a rotation among groups, or sectors, in search of short-term gains.

To see the danger of such a short-term focus, consider a hypothetical investor who bought a well-known mutual fund during the first quarter of 2000 -- just before the stock market's all-time peak in March 2000. During 1999, the fund soared 47.13%, after rising 38.89% in 1998. This streak of good performance drew


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
SHAREHOLDER LETTER


================================================================================



increasing numbers of investors to the fund and others like it, which drove up the prices of the stocks these funds favored (i.e. tech and Internet stocks), which then lured even more investors, which drove prices up further, etc.

Unfortunately, this investor would have come in at the end of a short-term trend. Since March 2000, the fund has collapsed, with a total return from December 31, 2000 through September 30, 2001 of -40.98%. Even worse, in September this investor would have had to hold this fund while the stock market shut down for four days. Even today, he would have no real assurance when, or if, the companies this fund owns will recover.

A LONG-TERM PERSPECTIVE PAYS OFF

Contrast this experience with that of an investor who owns a group of high-quality companies such as those in our individually-managed accounts and our funds. Consider Wrigley -- a company owned by Avalon Capital. While its stock price has fluctuated -- sharply at times -- due to short-term events, over long periods of time the company and its stockholders have prospered.

This maker of a mundane, but fun product -- chewing gum -- has compounded wealth for its investors through the 1929 Crash, the Depression of the 1930s, World War II (when our country's survival was threatened), the Cold War and its threat of nuclear attack, the Korean War, the Cuban Missile Crisis, the Vietnam War, the 1970s Energy Crisis, the 1973-74 Bear Market (the worst since the Depression), the resignation of a President, the Iran Hostage Crisis, the 1987 stock market crash, the Savings and Loan Crisis of the late 1980s, the Persian Gulf War, and the 1998 Russian Bond Default.

A number of other companies that we own, such as Coca-Cola, Anheuser Busch, Gillette, Wells Fargo, Disney, and American Express have had similar experiences surviving and prospering despite the crises of the last century. Still others, such as AIG, Berkshire Hathaway, Fannie Mae, and International Speedway have somewhat shorter histories, but have similar economic characteristics and have easily weathered the more recent economic, social, and political storms.

Of course, nearly all of the crises listed above had a short-term negative impact on the share prices of these great companies. But, investors who held onto their shares for the long term eventually prospered as those companies continued to grow decade after decade. And anyone who added to their shares during times of crisis (i.e. through outright purchases or dividend reinvestment plans) would have gained even more.


/s/ Daniel E. Hutner
Daniel E. Hutner
Chairman and President


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
SCHEDULE OF INVESTMENTS
August 31, 2001
================================================================================


QUANTITY                      SECURITY DESCRIPTION                          VALUE
--------                      --------------------                          -----

COMMON STOCK (100.15%)
APPAREL MANUFACTURERS (0.50%)
   2,000        Jones Apparel Group, Inc.* ...................           $   63,800
                                                                         ----------
BANKS - REGIONAL (6.79%)
  12,000        M & T Bank Corp. .............................              871,800
                                                                         ----------
BEVERAGES (17.89%)
   4,300        Anheuser Busch Companies, Inc. ...............              185,072
  36,900        Coca-Cola Company ............................            1,795,923
   6,700        Pepsico, Inc. ................................              314,900
                                                                         ----------
                                                                          2,295,895
                                                                         ----------
CONSUMER PRODUCTS (2.48%)
  10,400        Gillette Company .............................              318,760
                                                                         ----------
DIVERSIFIED COMPANIES (14.02%)
      25        Berkshire Hathaway, Inc. Class A * ...........            1,735,000
      28        Berkshire Hathaway, Inc. Class B * ...........               64,736
                                                                         ----------
                                                                          1,799,736
                                                                         ----------
ENTERTAINMENT (4.13%)
  20,841        The Walt Disney Company ......................              529,987
                                                                         ----------
FINANCIAL SERVICES (14.87%)
  44,850        American Express Company .....................            1,633,437
   8,000        Moody's Corp. ................................              275,120
                                                                         ----------
                                                                          1,908,557
                                                                         ----------
FOOD PRODUCTS (3.59%)
   9,200        Wrigley (Wm) Jr. Company .....................              461,288
                                                                         ----------
INSURANCE (15.57%)
  25,552        American International Group, Inc. ...........            1,998,166
                                                                         ----------
LEISURE/AMUSEMENT (6.72%)
  21,025        International Speedway Corp. .................              862,025
                                                                         ----------
MORTGAGE FINANCE (9.05%)
  15,250        Fannie Mae ...................................            1,162,203
                                                                         ----------


--------------------------------------------------------------------------------
See Notes to Financial Statements



                                       4


--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
SCHEDULE OF INVESTMENTS
August 31, 2001
================================================================================


QUANTITY                      SECURITY DESCRIPTION                          VALUE
--------                      --------------------                          -----

NEWSPAPER (3.07%)
   6,400        Gannett Company, Inc. ........................           $  394,624
                                                                         ----------

RESTAURANTS (1.47%)
   6,300        McDonald's Corp. .............................              189,189
                                                                         ----------

TOTAL COMMON STOCK (COST $6,748,736) .........................           12,856,030

SHORT-TERM HOLDINGS (0.11%)
  13,841        Firstar U.S. Treasury Fund (Cost $13,841) ....               13,841
                                                                         ----------

TOTAL INVESTMENTS (COST $6,762,577) ...........................         $12,869,871
                                                                        ===========

* Denotes non-income producing security.


--------------------------------------------------------------------------------
See Notes to Financial Statements


--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
STATEMENT OF ASSETS AND LIABILITIES
August 31, 2001

================================================================================

ASSETS:
        Investments, at value (cost $6,762,577) (Note 2) .........   $12,869,871
        Interest, dividends and other receivables ................         3,916
        Other assets .............................................         3,925
                                                                     -----------
Total Assets .....................................................    12,877,712
                                                                     -----------

LIABILITIES:
        Accrued advisory fees (Note 3) ...........................        11,137
        Accrued directors fees ...................................         3,000
        Other accrued expenses ...................................        27,282
                                                                     -----------
Total Liabilities ................................................        41,419
                                                                     -----------
NET ASSETS .......................................................   $12,836,293
                                                                     ===========
COMPOSITION OF NET ASSETS:
        Paid in capital (Note 5) .................................   $ 6,716,820
        Accumulated net realized gain (loss) on investments ......        12,179
        Net unrealized appreciation (depreciation) on investments      6,107,294
                                                                     -----------
NET ASSETS .......................................................   $12,836,293
                                                                     ===========
SHARES OUTSTANDING ...............................................       807,481
                                                                     ===========
NET ASSET VALUE PER SHARE (market value $15.00) ..................   $     15.90
                                                                     ===========








--------------------------------------------------------------------------------
See Notes to Financial Statements


--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
STATEMENT OF OPERATIONS
For the year ended August 31, 2001

================================================================================
INVESTMENT INCOME:
        Dividends ................................................    $ 108,048
        Interest .................................................        9,854
                                                                      ---------
Total investment income ..........................................      117,902
                                                                      ---------
EXPENSES:
        Advisory (Note 3) ........................................      140,279
        Administration (Note 3) ..................................       53,205
        Transfer agency (Note 3) .................................        8,767
        Directors ................................................        3,000
        Auditing .................................................       17,350
        Custody ..................................................        4,596
        Legal ....................................................        9,143
        Printing and postage expense .............................        6,876
        Amortization of organization costs .......................        4,300
        Other expenses ...........................................        9,776
                                                                      ---------
Total expenses ...................................................      257,292
                                                                      ---------
NET INVESTMENT INCOME (LOSS) .....................................     (139,390)
                                                                      ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
        Net realized gain (loss) on investments ..................       91,921
        Net change in unrealized appreciation (depreciation) .....     (490,660)
                                                                      ---------
NET REALIZED AND UNREALIZED
        GAIN (LOSS) ON INVESTMENTS ...............................     (398,739)
                                                                      ---------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ................    $(538,129)
                                                                      =========




--------------------------------------------------------------------------------
See Notes to Financial Statements


--------------------------------------------------------------------------------
AVALON CAPITAL, INC
STATEMENTS OF CHANGES IN NET ASSETS

================================================================================

                                                               FOR THE YEAR ENDED AUGUST 31,
                                                                     2001            2000
                                                                     ----            ----
FROM INVESTMENT ACTIVITIES:
        Net investment income (loss) .......................   $   (139,390)   $   (129,606)
        Net realized gain (loss) on investments ............         91,921         503,787
        Net change in unrealized appreciation (depreciation)       (490,660)       (299,030)
                                                               ------------    ------------
Net increase (decrease) in net assets
        resulting from operations ..........................       (538,129)         75,151
                                                               ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net realized gains on investments
           ($0.65 and $0.50 per share, respectively) .......       (539,170)       (426,602)
                                                               ------------    ------------
CAPITAL SHARE TRANSACTIONS (Note 5):
        Proceeds from sale of shares .......................          5,299         145,391
        Dividends reinvested ...............................        350,353         172,704
        Shares repurchased .................................       (720,092)       (639,224)
                                                               ------------    ------------
Net increase (decrease) in net assets
        from capital share transactions ....................       (364,440)       (321,129)
                                                               ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS ......................     (1,441,739)       (672,580)

NET ASSETS:
Beginning of period ........................................     14,278,032      14,950,612
                                                               ------------    ------------

End of period ..............................................   $ 12,836,293    $ 14,278,032
                                                               ============    ============



--------------------------------------------------------------------------------
See Notes to Financial Statements


--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
FINANCIAL HIGHLIGHTS

================================================================================

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                            FOR THE YEAR ENDED AUGUST 31,
                                               2001         2000        1999         1998         1997
                                           ------------------------------------------------------------
Beginning net asset value per share ...   $   17.21  $     17.52  $    14.98  $     13.35  $     10.51

Net investment income (loss) ..........       (0.19)       (0.17)      (0.19)       (0.19)       (0.09)
Net realized and unrealized gain (loss)
        on investments ................       (0.47)        0.36        2.89         1.82         2.93
Distribution from realized gains
        on investments ................       (0.65)       (0.50)      (0.16)     --           --
                                          ---------  -----------  ----------  -----------  ----------

Ending net asset value per share ......   $   15.90  $     17.21  $    17.52  $     14.98  $     13.35
                                          =========  ===========  ==========  ===========  ===========
Ending market value per share .........   $   15.00  $     15.50  $    16.25  $     15.63  $     13.75
                                          =========  ===========  ==========  ===========  ===========


Ratios to average net assets:
        Expenses ......................        1.83%        1.93%       1.84%        2.11%        2.22%
        Net investment loss ...........       (0.99)%      (0.90)%     (1.07)%      (1.20)%      (0.75)%
Total return:
        Based upon net asset value ....       (4.36)%       1.01%      18.01%       12.21%       27.02%
        Based upon market value .......        0.19%       (1.85)%      4.91%       13.67%       26.38%
Portfolio turnover rate ...............        1.55%        3.45%       4.05%        7.00%        8.89%
Net assets at end of period
        (000's omitted) ...............      12,836   $   14,278  $   14,951   $   13,299   $   12,269







--------------------------------------------------------------------------------
See Notes to Financial Statements

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2001

================================================================================
1. ORGANIZATION
Avalon Capital, Inc. (the "Fund") was incorporated in Maryland on March 14, 1995, as a non-diversified, closed-end management investment company. The Fund had no operations until September 6, 1995, when it sold 10,000 shares of common stock for $100,000 to Avalon Partners, L.P. Investment operations commenced on November 20, 1995.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following information:

       SECURITY VALUATION -- Each security will be valued on the basis of the last sale price on the valuation date on the principal exchange on which the security is traded or the National Association of Securities Dealers Automated Quotation National Market System. With respect to those securities for which no trades have taken place that day and unlisted securities for which market quotations are readily available, the value shall be determined by taking the mean between the latest "bid" and "asked" prices. Securities for which quotations are not readily available and other assets will be valued at fair value as determined in good faith by the Board of Directors. Notwithstanding the above, any short-term debt securities with maturities of sixty (60) days or less are valued at amortized cost.

       INTEREST AND DIVIDEND INCOME AND DIVIDENDS TO SHAREHOLDERS -- Interest income is accrued as earned. Dividend income is recorded on ex-dividend date. Dividends to shareholders from net investment income are declared and paid annually. Net capital gains are distributed to shareholders at least annually. Distributions from net investment income and realized capital gains are based on amounts calculated in accordance with applicable income tax regulations. Any differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily attributable to organizational cost and the recognition of unrealized loss on options. Realized gains and losses on investments sold are recorded on the basis of specific identified cost.

       ORGANIZATIONAL COSTS -- The Fund incurred costs in connection with its organization in the amount of $98,157. These costs were capitalized and have been completely amortized using the straight-line method over a five year period beginning on the commencement of the Fund's investment operations.

       FEDERAL INCOME TAX -- The Fund intends to qualify as a regulated investment company and distributes all of its taxable income. Therefore, no Federal income tax provision is required. As of August 31, 2001, the Fund had permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid in capital was charged $537,257, accumulated net realized gain was charged $156,688 and accumulated net investment loss was credited with $693,945.





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2001
(CONTINUED)
================================================================================


3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser to the Fund is Hutner Capital Management, Inc. (the "Adviser"). The Adviser receives an advisory fee from the Fund at an annual rate of 1% of the average weekly net assets of the Fund. The administrator of the Fund is American Data Services, Inc. ("ADS"). Pursuant to an Administration Agreement, ADS receives a base fee equal to the greater of an annual rate of
 .10% of the average weekly net assets of the Fund or $52,800 per year. In addition, the Fund also reimburses ADS for any out-of-pocket expenses. ADS also provides fund accounting services to the Fund pursuant to the administration agreement under which it receives no fees.

American Stock Transfer & Trust Co. serves as the Fund's transfer agent and dividend disbursing agent, for which it receives a fee of $6,000 per year plus certain shareholder account fees.

4. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales (excluding short-term investments) during the year ended August 31, 2001, amounted to $217,174 and $844,675, respectively. The cost basis of securities for Federal income tax purposes is the same as for financial accounting purposes. Gross unrealized appreciation and depreciation as of August 31, 2001 were $6,138,129 and $30,835, respectively.

5. CAPITAL SHARE TRANSACTIONS
The Fund has a Dividend Reinvestment and Cash Purchase Plan (the "Plan") pursuant to which shareholders have dividend payments or other distributions invested in additional shares of the Fund. Participants in the Plan may also make additional cash investments in shares of the Fund on a monthly basis. Pursuant to Rule 23c-3 under the Investment Company Act of 1940, the Fund offers shareholders the option of redeeming shares in amounts of not less than 5% but not more than 25% of the Fund's stock.

There are 100 million shares of $.001 par value common stock authorized. At August 31, 2001, paid in capital amounted to $6,716,820.

Transactions in capital shares were as follows:




                                             FOR THE YEAR                  FOR THE YEAR
                                                ENDED                        ENDED
                                            AUGUST 31,2001               AUGUST 31, 2000
                                           SHARES     AMOUNT            SHARES      AMOUNT
                                          -------------------          --------------------

Shares sold .......................          323    $   5,299            9,746    $ 145,391
Shares issued for reinvestment of
        dividends and distributions
        from realized gains .......       20,170      350,353            9,785      172,704
Shares redeemed ...................      (42,483)    (720,092)         (43,162)    (639,224)
                                         -------    ---------         --------    ---------

Net decrease ......................      (21,990)   $(364,440)         (23,631)   $(321,129)
                                         =======    =========         ========    =========





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
INDEPENDENT AUDITORS' REPORT

================================================================================

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF
AVALON CAPITAL, INC.:

We have audited the accompanying statement of assets and liabilities of Avalon Capital, Inc. (the "Fund"), including the schedule of investments, as of August 31, 2001, and the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Avalon Capital, Inc. as of August 31, 2001 the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



DELOITTE & TOUCHE LLP
New York, New York
October 15, 2001







--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
OTHER INFORMATION

================================================================================

AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
The Dividend Reinvestment and Cash Purchase Plan ( the "Plan") is a convenient way to acquire additional shares of Avalon Capital, Inc. (the "Fund") common stock directly from the Fund by automatic reinvestment of cash distributions or additional contributions of cash.

Shareholders wishing to make additional investments through the Plan should send a check to American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, NY 11788. Please make your check payable to "Avalon Capital, Inc." and be sure to write your account number on the face of the check. You may verify your account number by calling American Stock Transfer & Trust Co., the Fund's transfer agent, at (800) 937-5449. Funds received during a month are invested in shares of the Fund on the last business day of the month in accordance with the procedures set forth in the prospectus.

The Plan is available to all shareholders of Avalon Capital, Inc. whose shares are held directly on the books of the Fund. If your shares are held by a bank, broker or nominee and you wish to participate in the Plan, you should contact the institution holding your shares to request that the shares be re-registered in your name. This will enable you to participate in the Plan.

For more information about the Plan, please consult the prospectus.

SHARE INFORMATION
The Fund's net asset value is calculated as of the close of the New York Stock Exchange (typically 4:00 p.m. Eastern Time) each Friday. You can obtain the Fund's last calculated NAV by calling American Data Services, Inc. at (631) 470-2600.

Shares of Avalon Capital are listed for trading on the NASDAQ Bulletin Board. Current quotes are available from quotation systems or through brokers using the fund's ticker symbol, "MIST". The net asset value and market price of Avalon Capital, Inc. shares are also reported weekly under the closed-end fund listings in Barron's, the Sunday New York Times business section, and the Monday edition of the Wall Street Journal.

ACCOUNT INFORMATION
If your Avalon Capital, Inc. shares are registered in the name of your bank or broker, please contact that institution if you have changed your address, or if you have any questions concerning your account. If your shares are registered in your own name, you may write American Stock Transfer & Trust Co., 40 Wall Street, New York, NY 10005, or call (800) 937-5449.






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                              Avalon Capital, Inc.
                                   DIRECTORS
                                William Endicott
                                Daniel E. Hutner
                              Nancy Watson Hutner
                                  Edward Rosen
                                  Donald Smith

                               INVESTMENT ADVISER
                        Hutner Capital Management, Inc.
                         109 West Union Street, Box 379
                          Manchester Village, VT 05254

                                 ADMINISTRATOR
                          American Data Services, Inc.
                         The Hauppauge Corporate Center
                          150 Motor Parkway, Suite 109
                              Hauppauge, NY 11788

                                   CUSTODIAN
                                Firstar Bank, NA
                               425 Walnut Street
                              Cincinnati, OH 45201

                                 LEGAL COUNSEL
                             Spitzer & Feldman P.C.
                                405 Park Avenue
                               New York, NY 10022

                            INDEPENDENT ACCOUNTANTS
                             Deloitte & Touche LLP
                           Two World Financial Center
                            New York, NY 10281-1414


                      Investor Information: (631) 470-2600


     THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE AVALON CAPITAL, INC. FUND PROSPECTUS.

================================================================================



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